EXHIBIT 3(B)






                                DEED OF AMENDMENT

                                     between

                     TU AUSTRALIA HOLDINGS (AGP) PTY LIMITED

                                (ACN 086 014 931)

                       TU AUSTRALIA HOLDINGS NO.1 LIMITED

                                  (No. 3679715)

                       TU AUSTRALIA HOLDINGS NO.2 LIMITED

                                  (No. 3679712)






                                BAKER & MC.KENZIE
                                   Solicitors

Level 39, Rialto                                       Level 26, AMP Centre
525 Collins Street                                     50 Bridge Street
MELBOURNE  VIC  3000                                   SYDNEY  NSW  2000
Tel:  (03) 9617-4200                                   Tel:  (02) 9225-0200
Fax:  (03) 9614-2103                                   Fax:  (02) 9223-7711


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                                DEED OF AMENDMENT


THIS DEED is made/signed on the    23rd      day of   February     , 1999.

BETWEEN

TU AUSTRALIA HOLDINGS (AGP) PTY LIMITED (ACN 086 014 931) of Level 49, 525 Collins Street, Melbourne, Victoria 3000;

TU AUSTRALIA HOLDINGS NO.1 LIMITED (No. 3679715) of Kempson House, Camomile Street, London, EC3A 7AN;

AND

TU AUSTRALIA HOLDINGS NO.2 LIMITED (No. 3679712) of Kempson House, Camomile Street, London, EC3A 7AN.

(collectively the "Partners").



RECITALS

A. The Partners have previously entered into a Limited Partnership Deed ("the Deed") dated 27 January 1999.

B.       The Partners have agreed to make the following amendments to the Deed.

C. The Partners acknowledge that the reference to the "Junior Banks" in recital D of the Deed is intended to be a reference to the "Junior Financier" under the Security Trust Deed and that the Deed should be construed accordingly.

OPERATIVE PROVISIONS
--------------------------------------------------------------------------------
1.           AMENDMENTS TO DEED
--------------------------------------------------------------------------------
With effect on and from the date of this Deed, the Deed shall be amended as follows:

(a)          The definition for Security Trust Deed be amended as follows:

              "SECURITY TRUST DEED" means the Security Trust Deed to be dated on or about 23 February 1999 between General Partner, TU Australia Holdings Pty Ltd, TUA (No. 8) Pty Ltd, TUA (No. 9) Pty Ltd, Texas Utilities Australia Pty Ltd, TUA (No. 10) Pty Ltd and TUA (No. 11) Pty Ltd, Eastern Energy Limited, Texas Utilities Company, the


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              financier specified therein as Junior Financier, National
              Australia Bank Limited as Agent and Security Trustee;"


(b) Clause 2.2 (a) is deleted and the following is inserted in its place:

             "(a) the name of the Partnership, being "TU Australia Holdings (Partnership) Limited Partnership";".

(c) In the Schedule to the Deed, replace the number "A$440 million" under the heading "Success Date" in each place that it appears with "A$462.5 million".

(d) In the Schedule to the Deed, replace the number "A$440 million" on the second line of the last paragraph in the schedule with "A$462.5 million".

EXECUTED as a Deed.


SIGNED, SEALED AND DELIVERED            )
for and on behalf of                    )
TU AUSTRALIA HOLDINGS (AGP) PTY LTD     )
                                        )
by a duly appointed attorney            )
in the presence of:                     )


 /s/ A. Woods                                 /s/ Christopher Saxon
----------------------------------           -----------------------------------
Signature of Witness                         Signature of Attorney (I have no
                                             notice of revocation of the power
                                             of attorney under which I sign this
                                             document)


 Ashley Woods                                 Christopher Saxon
----------------------------------           -----------------------------------
Name of Witness (please print)               Name of Attorney (please print)


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SIGNED, SEALED AND DELIVERED            )
for and on behalf of                    )
TU AUSTRALIA HOLDINGS NO.1 LIMITED      )
by a duly appointed attorney            )
in the presence of:                     )


 /s/ A. Woods                                 /s/ Michael J. Kunstler
----------------------------------           -----------------------------------
Signature of Witness                         Signature of Attorney (I have no
                                             notice of revocation of the power
                                             of attorney under which I sign this
                                             document)


 Ashley Woods                                 Michael J. Kunstler
----------------------------------           -----------------------------------
Name of Witness (please print)               Name of Attorney (please print)



SIGNED, SEALED AND DELIVERED                      )
for and on behalf of                              )
TU AUSTRALIA HOLDINGS NO.2 LIMITED                )
by a duly appointed attorney                      )
in the presence of:                               )


 /s/ A. Woods                                 /s/ Michael J. Kunstler
----------------------------------           -----------------------------------
Signature of Witness                         Signature of Attorney (I have no
                                             notice of revocation of the power
                                             of attorney under which I sign this
                                             document)


 Ashley Woods                                 Michael J. Kunstler
----------------------------------           -----------------------------------
Name of Witness (please print)               Name of Attorney (please print)


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